UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported) - September 8, 2022

ONCOR ELECTRIC DELIVERY COMPANY LLC

(Exact name of registrant as specified in its charter)

DELAWARE	333-100240	75-2967830
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1616 Woodall Rodgers Fwy., Dallas, Texas 75202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including Area Code - (214) 486-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On September 8, 2022, Oncor Electric Delivery Company LLC (“Oncor”) completed a sale of $700 million aggregate principal amount of its 4.55% Senior Secured Notes due 2032 (the “2032 Notes”) and $500 million aggregate principal amount of its 4.95% Senior Secured Notes due 2052 (the “2052 Notes” and, together with the 2032 Notes, the “Notes”).

Oncor intends to use the proceeds (net of the initial purchasers’ discount, fees, and expenses) of approximately $1.185 billion from the sale of the Notes for general corporate purposes, including to repay on September 9, 2022, $650 million aggregate principal amount outstanding under its unsecured term loan credit agreement dated January 28, 2022 (the “January 2022 Term Loan Agreement”) and a portion of the amount outstanding under its unsecured term loan credit agreement dated July 6, 2022 (the “July 2022 Term Loan Agreement”). As a result of the repayment of the January 2022 Term Loan Agreement, no borrowings will remain outstanding under the January 2022 Term Loan Agreement and the January 2022 Term Loan Agreement will no longer be in effect. On September 6, 2022, Oncor provided a prepayment notice under the July 2022 Term Loan Agreement regarding prepayment on September 9, 2022 of $550 million aggregate principal amount thereunder. Following the prepayment, $100 million aggregate principal will remain outstanding under the July 2022 Term Loan Agreement with no additional borrowing capacity available.

The Notes were issued pursuant to the provisions of an Indenture, dated as of August 1, 2002, between Oncor and The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as trustee (the “Trustee”) (as amended and supplemented, the “Indenture”), and supplemented by an Officer’s Certificate, dated September 8, 2022 (the “Officer’s Certificate”). The Indenture and the Officer’s Certificate establish the terms of the Notes. The 2032 Notes and the 2052 Notes each constitute a separate series of notes under the Indenture, but will be treated together with Oncor’s other outstanding debt securities issued under the Indenture for amendments and waivers and for taking certain other actions.

Oncor’s obligations under the Notes are secured by a lien on all property acquired or constructed by Oncor for the transmission and distribution of electric energy, mortgaged as described under the Deed of Trust, Security Agreement and Fixture Filing (as amended, the “Deed of Trust”), dated as of May 15, 2008, from Oncor to The Bank of New York Mellon Trust Company, N.A. (as successor to The Bank of New York Mellon, formerly The Bank of New York), as collateral agent (the “Collateral Agent”).

The 2032 Notes bear interest at a rate of 4.55% per annum and mature on September 15, 2032. The 2052 Notes bear interest at a rate of 4.95% per annum and mature on September 15, 2052. Interest on the 2032 Notes and the 2052 Notes will accrue from September 8, 2022 and will be payable semi-annually on March 15 and September 15 of each year, beginning on March 15, 2023. Prior to June 15, 2032 in the case of the 2032 Notes and March 15, 2052 in the case of the 2052 Notes, Oncor may redeem such Notes at any time, in whole or in part, at a price equal to 100% of their principal amount, plus accrued and unpaid interest and a “make-whole” premium. On and after June 15, 2032 in the case of the 2032 Notes and March 15, 2052 in the case of the 2052 Notes, Oncor may redeem such Notes at any time, in whole or in part, at a redemption price equal to 100% of the principal amount of such Notes, plus accrued and unpaid interest. The Notes, the Indenture and the Deed of Trust also contain customary events of default, including failure to pay principal or interest on the Notes when due, among others. If any such event of default occurs and is continuing, the outstanding principal of the Notes may be declared due and payable, among other remedies as provided in the Indenture.

The Notes were sold to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act. This current report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Notes.

In connection with the completion of the sale of the Notes, on September 8, 2022, Oncor entered into a Registration Rights Agreement with the representatives of the initial purchasers of the Notes (the “Registration Rights Agreement”). Under the Registration Rights Agreement, Oncor agreed, subject to certain exceptions, to file a registration statement with the Securities and Exchange Commission with respect to a registered offer to exchange the Notes for publicly registered notes (the “Exchange Offer Registration Statement”), or under certain circumstances, a shelf registration statement to cover resales of the Notes (the “Shelf Registration Statement”).

Oncor agreed to use commercially reasonable efforts to cause the Exchange Offer Registration Statement to be declared effective under the Securities Act on or prior to October 1, 2023 and to consummate the exchange offer on or prior to November 15, 2023. Oncor agreed to use commercially reasonable efforts to cause any Shelf Registration Statement to become or be declared effective within the later of 180 days after such Shelf Registration Statement filing obligation arises and October 15, 2023. If Oncor does not comply with certain of its obligations under the Registration Rights Agreement, the affected Notes will bear additional interest on the principal amount of such affected Notes at a rate of 0.50% per annum over the interest rate otherwise provided for under such Notes for the period during which the registration default continues, but not later than the second anniversary of the issue date of the Notes.

Prior to being exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, the Notes will contain restrictions on transfer. The Notes, once exchanged or sold in connection with the transactions contemplated by the Registration Rights Agreement, will not be subject to such restrictions on transfer.

A copy of the Indenture was filed by Oncor as an exhibit to its Form S-4 filed October 2, 2002 and a copy of Supplemental Indenture No. 1, dated May 15, 2008, between Oncor and the Trustee was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, which are incorporated by reference herein. A copy of the Deed of Trust was filed by Oncor as an exhibit to its Form 10-Q filed May 15, 2008, the First Amendment to the Deed of Trust, dated March 2, 2009, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 10-K filed March 3, 2009, the Second Amendment to the Deed of Trust, dated September 3, 2010, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed September 3, 2010, and the Third Amendment to the Deed of Trust, dated November 10, 2011, between Oncor and the Collateral Agent was filed by Oncor as an exhibit to its Form 8-K filed November 15, 2011, which are incorporated by reference herein. The Officer’s Certificate and the Registration Rights Agreement are attached as Exhibit 4.1 and Exhibit 4.2, respectively, to this current report on Form 8-K and are incorporated herein by reference. The above description of the Indenture, as supplemented, the Deed of Trust, as amended, the Officer’s Certificate, the Notes and the Registration Rights Agreement are qualified in their entirety by reference to the Indenture, the Deed of Trust, the Officer’s Certificate, the Notes and the Registration Rights Agreement, respectively.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

4.1	Officer’s Certificate, dated September 8, 2022, establishing the terms of Oncor’s 4.55% Senior Secured Notes due 2032 and Oncor’s 4.95% Senior Secured Notes due 2052.

4.2	Registration Rights Agreement, dated September 8, 2022, among Oncor and the representatives of the initial purchasers of the 2032 Notes and the 2052 Notes.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOR ELECTRIC DELIVERY COMPANY LLC

By:	/s/ Kevin R. Fease
Name:	Kevin R. Fease
Title:	Vice President and Treasurer

Dated: September 8, 2022